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                                                                    Exhibit 10.1

Chartered Accountants

Crown House              Mailing Address:              Telephone (441) 295 5063
4 Par-la-Ville Road      P.O. Box HM 906              Fax (441) 295 9132
Hamilton HM 08           Hamilton HM DX               Email kpmg@kpmg.bm
Bermuda                  Bermuda


The Board of Directors
The Bank of Bermuda Limited

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.

/S/ KPMG

KPMG
Chartered Accountants
Hamilton, Bermuda
April 22, 2002

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